UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)    August 8, 2005
                                                        ------------------------

                                 Six Flags, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

            1-13703                                    13-3995059
--------------------------------------------------------------------------------
   (Commission File Number)                 (IRS Employer Identification No.)

      11501 Northeast Expressway
       Oklahoma City, Oklahoma                            73131
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                (Zip Code)

                                 (405) 475-2500
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02      Results of Operations and Financial Condition

           This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

           On August 8, 2005, a news release was issued on the subject of second quarter consolidated earnings by Six Flags, Inc. The news release did not include certain financial statements, related footnotes and certain other financial information that will be filed with the Securities and Exchange Commission as part of Six Flags' Quarterly Report on Form 10-Q. A copy of the press release relating to such announcement, dated August 8, 2005, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits.

(c)  Exhibits

     99.1       Press Release of Six Flags, Inc., dated August 8, 2005.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SIX FLAGS, INC.



                                        By:        /s/ James F. Dannhauser
                                                   -----------------------------
                                            Name:  James F. Dannhauser
                                            Title: Chief Financial Officer

Date:  August 8, 2005

                                  EXHIBIT INDEX


Exhibit No.          Description
-----------          -----------

 99.1                Press Release, dated August 8, 2005.